425 P-2 04/11

SUPPLEMENT DATED APRIL 20, 2011
TO THE PROSPECTUS DATED AUGUST 1, 2010
OF
TEMPLETON INCOME FUND

The Prospectus is amended with the following:

At a meeting of the Board of Trustees (the “Board”) of Templeton Global Investment Trust held on March 1, 2011, the Board approved a proposal to amend the Fund’s current fundamental investment goal to clarify that the Fund seeks both income and capital appreciation. Subject to approval of the amended fundamental investment goal by shareholders of record of the Fund at the close of business on March 29, 2011, the Fund will adopt the revised investment goal and change its name to Templeton Global Balanced Fund, effective on or about July 1, 2011. In addition, a new Class C will be offered for future investors, who will be subject to a different pricing structure than existing Class C shareholders. Existing Class C shareholders would be designated as holders of “Class C1” shares and would continue to be subject to a distribution and service (12b-1) fee of up to 0.65% per year.

Effective March 1, 2011:

I. The portfolio management team under “Fund Summary – Portfolio Managers” beginning on page 9 was revised as follows:

Portfolio Managers

LISA F. MYERS, J.D., CFA Executive Vice President of Global Advisors and portfolio manager of the Fund since inception (2005).

NORMAN J. BOERSMA, CFA President of Global Advisors and portfolio manager of the Fund since March 2011.

JAMES HARPER, CFA Portfolio Manager of Global Advisors and portfolio manager of the Fund since September 2010.

MICHAEL HASENSTAB PH.D. Senior Vice President of Advisers and portfolio manager of the Fund since inception (2005).

CHRISTOPHER J. MOLUMPHY, CFA Executive Vice President and Director of Advisers and portfolio manager of the Fund since inception (2005).

II. The portfolio management team under “Fund Details – Management” on page 24 was revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in global equity and global fixed-income markets. The team responsible for the global equity component of the Fund’s portfolio is:

LISA F. MYERS, J.D., CFA Executive Vice President of Global Advisors

Ms. Myers has been a lead portfolio manager of the Fund since inception. She has primary responsibility for the investments of the global equity component of the Fund, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Franklin Templeton Investments in 1996.

NORMAN J. BOERSMA, CFA President of Global Advisors

Mr. Boersma has been a portfolio manager of the Fund since March 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1991.

JAMES HARPER, CFA Portfolio Manager of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since September 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Prior to joining Franklin Templeton Investments in 2007, he was a partner at sell-side research brokerage, Redburn Partners LLP. Previously, he was a research analyst at Citigroup and Credit Suisse First Boston.

The team responsible for the global fixed-income component of the Fund’s portfolio is:

MICHAEL HASENSTAB PH.D. Senior Vice President of Advisers

Dr. Hasenstab has been a lead portfolio manager of the Fund since inception. He has primary responsibility for the investments of the global fixed income component of the Fund, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Hasenstab first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

CHRISTOPHER J. MOLUMPHY, CFA Executive Vice President and Director of Advisers

Mr. Molumphy has been a portfolio manager of the Fund since inception and participates in determining asset allocation and in other investment related activities. He joined Franklin Templeton Investments in 1988.

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